UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2013

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__X_ Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4(c))

Section 8-Other Events

Item 8.01 Other Events.

As previously announced, Old Line Bancshares, Inc. (the “Registrant”), the parent company of Old Line Bank, entered into an agreement and plan of merger (the “Merger Agreement”) with WSB Holdings, Inc. (“WSB”), the parent company of The Washington Savings Bank, on September 10, 2012, pursuant to which WSB will be merged with and into the Registrant (the “Merger”).  As previously disclosed, consummation of the Merger is subject to certain closing conditions, including the receipt of required regulatory approvals.  Such approvals include approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) for the Merger and the merger between Old Line Bank and The Washington Savings Bank contemplated pursuant to the Merger Agreement (the “Bank Merger”), and providing notification to, and receiving non-objection from, the Office of the Comptroller of the Currency (the “OCC”) for the Bank Merger.  We received the required Federal Reserve Board approval and OCC non-objection as of February 6, 2013, and we received the required Maryland Commissioner approval as of March 4, 2013.  Accordingly, all required regulatory approvals with respect to the Merger have now been received.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This report contains statements relating to a proposed merger between the Registrant and WSB that is the subject of a final joint proxy statement/prospectus that was filed by the Registrant with the SEC on March 5, 2013 and has been mailed to stockholders of the Registrant and WSB.

This report is not a substitute for the joint proxy statement/prospectus or any other document that the Registrant or WSB has filed or may file with the SEC or has sent or may send to its stockholders in connection with the proposed merger and their respective boards of directors solicitation of proxies in connection therewith.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE FINAL JOINT PROXY STATEMENT/ PROSPECTUS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request, in the case of the Registrant, to Christine M. Rush at (301) 430-2500.

Participants in the Transaction

The Registrant, WSB and their respective directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of the Registrant and WSB in connection with the proposed merger.  Information about the Registrant’s directors and executive officers is set forth in the final joint proxy statement/prospectus.  Information about the directors and executive officers of WSB is set forth in WSB’s definitive proxy statement for its 2012 annual meeting of stockholders filed with the SEC on March 22, 2012.  Additional information regarding the interests of these participants and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies with respect to the proposed merger is set forth in the final proxy statement/ prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: March 6, 2013	By:	/s/Christine M. Rush
Christine M. Rush, Chief Financial Officer